Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Shares of Five Point Holdings, LLC beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 10th day of October, 2024.

CASTLELAKE I, L.P.
By:	Castlelake I GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE I GP, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE II, L.P.
By:	Castlelake II GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE II OPPORTUNITIES, L.P.
By:	Castlelake II GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

TCS II REO USA, LLC
By:	Castlelake II GP, L.P., its managing member

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

HPSCP OPPORTUNITIES, L.P.
By:	Castlelake II GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE II, GP, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE RA, LLC

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE III, L.P.
By:	Castlelake III GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE III, GP, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE IV, L.P.
By:	Castlelake IV GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE IV, GP, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CL V INVESTMENT SOLUTIONS LLC
By:	Castlelake V, GP, L.P., its general partner

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

CASTLELAKE V, GP, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

COP INVESTING PARTNERS, LLC
By:	Castlelake Opportunities Partners, LLC, its managing member

By:	/s/ Daniel McNally
Name:	Daniel McNally
Title:	Vice President

CASTLELAKE OPPORTUNITIES PARTNERS, LLC

By:	/s/ Daniel McNally
Name:	Daniel McNally
Title:	Vice President

CASTLELAKE, L.P.

By:	/s/ William Stephen Venable Jr.
Name:	William Stephen Venable Jr.
Title:	Vice President

RORY O’NEILL

/s/ Rory O’Neill

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